UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2021 (January 4, 2021)

PLANET GREEN HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34449	87-0430320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 9841 Washingtonian Blvd Gaithersburg, MD	20878
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 891-8907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PLAG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by Planet Green Holdings Corp. (the “Company”) on January 5, 2021 (the “Initial Form 8-K”) to include (i) audited financial statements for the years ended December 31, 2019 and 2018, and unaudited condensed financial statements for the period ended September 30, 2020 of Jingshan Sanhe Lucksky New Energy Technologies Co., Ltd. (“JINGSHAN”), acquired by the Company on January 4, 2021, and (ii) unaudited consolidated pro forma financial information of the Company reflecting ownership of JINGSHAN as of and for the period ended September 30, 2020, which were permitted pursuant to Item 9 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

JINGSHAN Audited Consolidated Financial Statements as of and for the fiscal years ended December 31, 2019 and 2018.

JINGSHAN Unaudited Condensed Consolidated Financial Statements as of and for the period ended September 30, 2020.

(b) Unaudited Pro Forma Financial Information

Planet Green Holdings Corp. Unaudited Pro Forma Consolidated Financial Statements as of and for the period ended September 30, 2020.

(d) Exhibits

Exhibit No.	Description
99.1*	JINGSHAN Audited Consolidated Financial Statements as of and for the fiscal years ended December 31, 2019 and 2018
99.2*	JINGSHAN Unaudited Condensed Consolidated Financial Statements as of and for the period ended September 30, 2020
99.3*	Planet Green Holdings Corp. Unaudited Pro Forma Consolidated Financial Statements as of and for the period ended September 30, 2020

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 13, 2021	PLANET GREEN HOLDINGS CORP.

	By:	/s/ Bin Zhou
	Name:	Bin Zhou
	Title:	Chief Executive Officer and Chairman

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